Contingencies and commitments	12 Months Ended
Dec. 31, 2020
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Contingencies and commitments
34. Contingencies and commitments
Key judgements
The application of tax legislation in relation to provisions for uncertain tax positions.
Key areas of estimation
The level of provisions required in relation to uncertain tax positions is complex and each matter is separately assessed. The estimation of future settlement amounts is based on a number of factors including the status of the unresolved matter, clarity of legislation, range of possible outcomes and the statute of limitations.
There are contingent Group liabilities that arise in the normal course of business in respect of indemnities, warranties and guarantees in relation to former subsidiaries and in respect of guarantees in relation to subsidiaries, joint ventures and associates. In addition, there are contingent liabilities of the Group in respect of unsettled or disputed tax liabilities, legal claims, contract disputes, royalties, copyright fees, permissions and other rights. None of these claims are expected to result in a material gain or loss to the Group.

On 25 April 2019, the European Commission published the full decision that the United Kingdom controlled foreign company group financing partial exemption (FCPE) partially constitutes State Aid. The Group has lodged an appeal. The Group has benefited from the FCPE in 2018 and prior years by approximately £116m (which does not include additional interest that would be due if this amount had to be repaid). Post year end Pearson received Charging Notices requiring a payment on account of materially all of the alleged State Aid to be made. The Group continues to be of the view that no provision is required in respect of this issue.
The Group is under assessment from the tax authorities in Brazil challenging the deduction for tax purposes of goodwill amortisation for the years 2012 to 2017. Similar assessments may be raised for other years. Potential total exposure (including possible interest and penalties) could be up to BRL 754m (£106m) up to 31 December 2020, with additional potential exposure of BRL 142m (£20m) in relation to deductions expected to be taken in future periods. Such assessments are common in Brazil. The Group believes that the likelihood that the tax authorities will ultimately prevail is low and that the Group’s position is strong. At present, the Group believes no provision is required.
Pearson is one of several defendants named in 14 US lawsuits and one Canadian antitrust lawsuit related to the Group’s Inclusive Access programmes. These lawsuits, purporting to be class actions, have been brought on behalf of students and off campus retailers alleging, among other things, that Pearson’s Inclusive Access programmes violate US and Canadian antitrust laws and state or provincial laws by reducing competition from the secondary market and off campus retailers. Motions to dismiss have been filed by all defendants in the US lawsuits and a ruling is expected later in 2021. At present, the Group believes no provision is required in relation to these matters.
At the balance sheet date there were no commitments for capital expenditure contracted for but not yet incurred. Commitments in respect of leases are shown in note 35.